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                                                                    Exhibit 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 5, 1999, relating to the financial statements of Collegiate Advantage, Inc., which appears in Student Advantage, Inc.'s Registration Statement on Form S-1.



                                  /s/ PricewaterhouseCoopers LLP

                                  PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
July 1, 1999